                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-1444

                               VALUE EQUITY TRUST
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        07/31

Date of reporting period:       07/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Tax Advantaged Dividend Fund

Annual Report to Shareholders

July 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, this fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary July 31, 2005

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge, if any) as of 7/31/05
Scudder Tax Advantaged Dividend Fund	1-Year	Life of Fund*
Class A	14.35%	14.22%
Class B	13.39%	13.35%
Class C	13.41%	13.31%
Institutional Class	14.27%	14.24%
Russell 1000 Value Index+	19.04%	18.27%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on August 29, 2003. Index returns begin August 31, 2003.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 7/31/05	$ 12.12	$ 12.12	$ 12.11	$ 12.14
7/31/04	$ 11.11	$ 11.10	$ 11.09	$ 11.12
Distribution Information: Twelve Months: Income Dividend as of 7/31/05	$ .39	$ .29	$ .29	$ .39
Capital Gains as of 7/31/05	$ .15	$ .15	$ .15	$ .15
Class A Lipper Rankings — Equity Income Funds Category as of 7/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	160	of	227	71

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. Rankings are for Class A shares; other share classes may vary.

The table shows returns on a before-tax and after-tax basis. All figures assume reinvestment of dividends and distributions (in the case of the after-tax returns, reinvested net of assumed tax rates). After-tax returns are shown for Class A only and will vary for Class B, C and Institutional Class. After-tax returns shown in the table below are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares. The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

Average Annual Total Returns (Adjusted for Maximum Sales Charge) as of 7/31/05
	1-Year	Life of Fund*
Class A Return before Taxes	7.77%	10.74%
Return after Taxes on Distributions	6.33%	9.78%
Return after Taxes on Distributions and Sale of Fund Shares	5.28%	8.73%
Russell 1000 Value Index+	19.04%	18.27%

* The Fund commenced operations on August 29, 2003. Index returns begin August 31, 2003.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Tax Advantaged Dividend Fund — Class A [] Russell 1000 Value Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 7/31/05
Scudder Tax Advantaged Dividend Fund		1-Year	Life of Fund*
Class A	Growth of $10,000	$10,777	$12,160
	Average annual total return	7.77%	10.74%
Class B	Growth of $10,000	$11,039	$12,414
	Average annual total return	10.39%	11.94%
Class C	Growth of $10,000	$11,341	$12,706
	Average annual total return	13.41%	13.31%
Russell 1000 Value Index+	Growth of $10,000	$11,904	$13,793
	Average annual total return	19.04%	18.27%
Scudder Tax Advantaged Dividend Fund		1-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$1,142,700	$1,290,700
	Average annual total return	14.27%	14.24%
Russell 1000 Value Index+	Growth of $1,000,000	$1,190,400	$1,379,300
	Average annual total return	19.04%	18.27%

The growth of $10,000 and $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on August 29, 2003. Index returns begin August 31, 2003.

+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit myScudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns during the Life of Class period shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 7/31/05
Scudder Tax Advantaged Dividend Fund	Life of Class*
Class S	5.27%
Russell 1000 Value Index+	8.21%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Class commenced operations on December 1, 2004. Index returns begin November 30, 2004.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 7/31/05	$ 12.13
12/1/04 (commencement of operations)	$ 11.99
Distribution Information: Eight Months: Income Dividends as of 7/31/05	$ .32
Capital Gains as of 7/31/05	$ .15

+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended July 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2005
Actual Fund Return	Class A	Class B	Class C	Class S	InstitutionalClass
Beginning Account Value 2/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/05	$ 1,044.00	$ 1,039.60	$ 1,039.70	$ 1,043.70	$ 1,043.60
Expenses Paid per $1,000*	$ 4.81	$ 8.95	$ 8.90	$ 4.81	$ 5.32
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	InstitutionalClass
Beginning Account Value 2/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/05	$ 1,020.08	$ 1,016.02	$ 1,016.07	$ 1,020.08	$ 1,019.59
Expenses Paid per $1,000*	$ 4.76	$ 8.85	$ 8.80	$ 4.76	$ 5.26

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	InstitutionalClass
Scudder Tax Advantaged Dividend Fund	.95%	1.77%	1.76%	.95%	1.05%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Tax Advantaged Dividend Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Tax Advantaged Dividend Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Managers

David Hone, CFA

Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1996 as an equity analyst for consumer cyclicals, consumer staples and financials.

Prior to that, eight years of experience as a senior underwriter for Chubb & Son.

Portfolio manager for Scudder Large Company Value Fund, 2002-2003.

Joined the fund in 2003.

Janet Campagna

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1999.

Investment strategist and manager of the asset allocation strategies group for Barclays Global Investors from 1994 to 1999.

Global head of Advanced Research and Quantitative Strategies.

Over 16 years of investment industry experience.

BS, Northeastern University; MS, Social Science, California Institute of Technology; PhD, Political Science, University of California at Irvine.

Joined the fund in 2003.

Jan C. Faller, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1999 after nine years of experience as investment manager for PanAgora Asset Management and banking officer for Wainwright Bank & Trust Co.

Portfolio manager for Enhanced Strategies & Mutual Funds Group: New York.

MBA, Amos Tuck School, Dartmouth College.

Joined the fund in 2003.

Steve Scrudato, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 2000 as a portfolio specialist, Large Cap Value: New York.

Prior to that, 11 years of experience as a product specialist and client service executive at Dreyfus Investment Advisors and various investment consulting and manager research positions at Diversified Investment Advisors and PaineWebber.

Joined the fund in 2004.

In the following interview, Lead Portfolio Manager David Hone discusses Scudder Tax Advantaged Dividend Fund's performance and strategy and the market environment during the 12-month period ended July 31, 2005.

Q:  How would you describe the economic and market environment over the last 12 months?

A:  It was a generally positive equity market, although the path upward had a few bumps. In August 2004, as the period covered by this report began, improved earnings and financial positions of US corporations provided the impetus for rising stock prices. A dip in October was followed by a rally in November and December, as stronger-than-expected economic growth was reported in the third quarter and the uncertainties surrounding the presidential election were resolved.

In the early months of 2005, the market pulled back as economic trends appeared less encouraging. The anticipation of slowing economic growth, together with concerns over the Federal Reserve's continued interest rate tightening and stubbornly high commodity prices, resulted in general weakness and negative returns in the first quarter of the calendar year.

As the year progressed, economic news turned more positive. Inflation remained mild, productivity continued strong across US industries and global economies rebounded modestly. There was increasing evidence that growth in the US economy is sustainable, as consumer spending and business investment maintain a strong pace, and corporate earnings reports have been generally positive. The market was strong during the three-month period that ended July 31, 2005, with the Standard & Poor's 500 Index (the S&P 500) delivering a return above 7%.1

1 The Standard & Poor's 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

2 The Lipper Equity Income Funds category includes funds that seek relatively high current income and growth of income by investing 65% or more of their portfolios in dividend-paying securities. The gross yield (or net yield) of these funds must be equal to at least 125% of the average gross yield (or net yield) of the US diversified equity funds universe. It is not possible to invest directly in a Lipper category.

Q:  How did the fund perform during this period?

A:  This fund, with its focus on providing a high level of dividend income, has tended to underperform during strong markets, and that was the case for the last 12 months. Scudder Tax Advantaged Dividend Fund (Class A shares) produced a total return of 14.35% for the 12 months ended July 31, 2005. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 5 for complete performance information.) The fund's return finished below that of its benchmark, the Russell 1000 Value Index, which had a return of 19.04%, and below the average return of its peer group, the Lipper Equity Income Funds category, which was 16.33%.2 However, the fund performed better than the S&P 500 Index, which had a return of 14.05%.

Q:  How would you describe the fund's objective and the way you structure the portfolio to meet this objective?

A:  Scudder Tax Advantaged Dividend Fund seeks high income consistent with the preservation of capital and, secondarily, long-term growth of capital. The fund was designed to help investors take advantage of federal tax legislation that went into effect in 2003, which substantially reduced the income tax rate on stock dividend income.3

3 For stock dividends, the new tax rate is effective from 1/1/03 to 12/31/08. After 2008, tax rates revert to the pre-2003 tax law. For capital gains, the new permanent tax rate was effective for transactions after 5/5/03. Tax rates on capital gains and stock dividends are lower for people in the 15% tax bracket or below. Please consult your tax advisor for more information about how the changes in tax rates affect your personal portfolio.

4 Not all dividend income will necessarily receive the favorable tax treatment.

To generate such tax-advantaged income, at least 80% of the fund's assets are invested in a diversified portfolio of dividend-paying equity securities.4 At the end of the period, stocks represented approximately 90% of the fund's market value, and all but one of the 63 stocks in the portfolio paid dividends. To further enhance income potential and diversification, the remainder of assets may be invested in underlying Scudder funds that hold income-producing debt securities, mainly high-yield bonds and government and investment-grade corporate bonds.

We determine what we believe to be the fund's optimal allocation among stocks and bonds by working with the firm's global and tactical asset allocation group. The group assesses the market environment by using a quantitative system to evaluate technical factors affecting the performance of stocks and bonds. Periodically, the group will recommend changes to the fund's allocation based on its analysis. Given the strength in the stock market over the last 12 months and our goal to generate a high level of tax-advantaged income, we kept a relatively high allocation to stocks. Since this is primarily a stock fund, its allocation to equities, under normal circumstances, is 80% or more of total asset value.

To help achieve a high level of after-tax income for shareholders, we try to limit bond income, since tax treatment of bond interest income can be less favorable than for stock dividend income. Accordingly, considering the fund's expenses, which we try to cover with bond income, and the forecast level of returns for stocks and bonds, our allocation formula seeks to maximize after-tax income for shareholders while also working to achieve capital preservation and long-term growth of capital.

Q:  Will you describe your stock selection strategy and approach to fund management?

A:  Through rigorous fundamental analysis, we seek stocks with characteristics that are consistent with a contrarian value investment philosophy. We look for high-quality companies that have fallen out of favor with the market and, for one reason or another, are trading at below-market valuations, yet paying attractive dividends and offering attractive long-term growth potential.

We screen a universe of potential "value" investments to find stocks with low price-to-earnings ratios, attractive long-term earnings growth potential and above-market dividend yields. After narrowing the field, we analyze individual candidates and construct a portfolio that will be diversified across many market sectors and industries.

We are active managers. We do not choose stocks simply because they are components of the benchmark Russell 1000 Value Index. We believe strongly in the efficacy of our analytical approach to stock selection. So, while many of our holdings are included in the benchmark index, the portfolio's weightings in those stocks and within various market sectors often will be different.

Q:  Will you explain your investment choices and how they affected absolute and relative performance?

A:  With regard to performance relative to the Russell 1000 Value Index and the Lipper Equity Income Funds peer group, our total return for the last 12 months lagged largely because our dividend yield is higher than that of either of these benchmarks. When the market is strong, investors tend to be more interested in capital gains than in dividends, and stocks that are more growth-oriented have historically performed better. While we do strive to outperform our benchmark and our peer group, our primary objective is to maximize qualified yield for our shareholders.

The biggest detractor from performance was an underweight in energy, which was the best-performing sector. Energy was underweighted throughout the period because most of the stocks available for investment had lower-than-average dividend yields. Moreover, as energy stocks moved higher, their yields became even lower, making it more difficult to add to the energy position, given our high-yield mandate.

Another negative was stock selection within the financial sector. At the beginning of the period, we owned Marsh & McLennan Companies, Inc., the world's largest insurance broker, which came under increased regulatory scrutiny. We quickly sold the stock, avoiding further downside risk, but this holding did hurt performance. Another underperforming holding was PNC Financial Services Group, a super-regional bank that we still own, as we consider its fundamentals sound. North Fork Bancorp, Inc. was another holding that underperformed, largely because its acquisition of GreenPoint Mortgage created concern about the effect that a slowdown in housing might have on earnings.

A further detriment was our stock selection within the utilities sector. The utilities stocks we own are generally large, solid companies with attractive yields, while the utilities stocks that performed better during this period were generally those of mid-cap companies undergoing restructuring programs with little or no yield.

On the positive side, performance benefited from stock selection within the information technology sector. Although few technology stocks pay above-average dividends, the portfolio includes carefully selected technology issues that we believe will contribute to long-term growth of capital. Our performance benefited from positions in Texas Instruments, Inc. and Nokia Oyj. In the consumer staples sector, Altria Group, Inc. performed well because of improving fundamentals and abating concerns about potential liability from tobacco settlements. May Department Stores Co. moved up on the news that the company will be acquired by Federated Department Stores, Inc.;* this merger is to be completed within the next few months. Limited Brands, Inc., another retail holding, also contributed to performance; we sold this position early in 2005 when the stock reached our price target. An additional one-time event that benefited the portfolio was Microsoft Corp.'s declaration of a $3.00 per share special dividend, which was paid out in December 2004.

* As of July 31, 2005, this company's stock was not held in the portfolio.

Q:  What other comments do you have for shareholders?

A:  We believe that stocks with high and growing dividends provide excellent opportunities for many investors, especially under the current tax treatment of dividend income. We believe that this fund is well-positioned to benefit from greater investor interest in high-quality stocks with high-dividend yields. A strong economy over the last several years has enabled many companies to strengthen their balance sheets, and we believe their strong cash positions, together with solid earnings prospects, make it increasingly likely that the companies will continue to raise dividends.

Dividend yield and dividend growth are the major characteristics of this portfolio's holdings. All but one of the stocks in the portfolio pay dividends, and, as of July 31, 2005, 84% of our stock holdings had yields higher than the composite yield on the stocks in the S&P 500 Index. Since dividend-paying companies are generally those with solid financials, we believe this portfolio gives investors exposure to a diversified group of quality names, while providing the potential for tax-advantaged income. Additionally, dividend income can help to reduce risk by providing a cushion against capital loss in down markets.

We will continue to seek opportunities in stocks that meet our strict value criteria. We expect to see our universe broaden as more companies return excess capital by initiating or raising dividends.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary July 31, 2005

Asset Allocation	7/31/05	7/31/04

Common Stocks	89%	90%
Scudder High Income Fund	5%	6%
Scudder Fixed Income Fund	4%	1%
Cash Equivalents	2%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	7/31/05	7/31/04

Financials	34%	34%
Energy	11%	6%
Information Technology	10%	9%
Health Care	10%	13%
Industrials	6%	6%
Consumer Discretionary	6%	9%
Telecommunication Services	6%	4%
Consumer Staples	6%	7%
Utilities	6%	7%
Materials	5%	5%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at July 31, 2005 (25.7% of Net Assets)
1. Bank of America Corp. Provider of commercial banking services	3.4%
2. Citigroup, Inc. Provider of diversified financial services	3.2%
3. ExxonMobil Corp. Explorer and producer of oil and gas	3.1%
4. Altria Group, Inc. Operator of a multi-line company	2.5%
5. Morgan Stanley Provider of investment banking and brokerage services	2.5%
6. Baxter International, Inc. Manufacturer and distributor of hospital and laboratory products and services	2.5%
7. Honeywell International, Inc. Manufacturer of diversified technology products	2.4%
8. JPMorgan Chase & Co. Provider of global financial services	2.2%
9. Citizens Communications Co. Provider of diversified telecommunication services	2.0%
10. Amerada Hess Corp. Produces, purchases, transports, sells crude oil and natural gas	1.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2005

	Shares	Value ($)

Common Stocks 88.7%
Consumer Discretionary 5.2%
Hotels Restaurants & Leisure 1.4%
Regal Entertainment Group "A"	115,200	2,224,512
Household Durables 1.0%
The Stanley Works	32,445	1,587,534
Multiline Retail 2.8%
Family Dollar Stores, Inc.	92,100	2,376,180
May Department Stores Co.	48,900	2,007,345
		4,383,525
Consumer Staples 5.1%
Food Products 2.6%
General Mills, Inc.	35,100	1,663,740
Unilever NV (New York Shares)	36,500	2,442,215
		4,105,955
Tobacco 2.5%
Altria Group, Inc.	59,919	4,012,176
Energy 9.7%
Energy Equipment & Services 0.9%
GlobalSantaFe Corp.	29,700	1,336,203
Oil, Gas & Consumable Fuels 8.8%
Amerada Hess Corp.	25,600	3,017,216
BP PLC (ADR)	28,595	1,883,839
ChevronTexaco Corp.	44,740	2,595,367
ConocoPhillips	25,874	1,619,454
ExxonMobil Corp.	83,139	4,884,416
		14,000,292
Financials 30.5%
Banks 16.0%
AmSouth Bancorp.	101,489	2,832,558
Bank of America Corp.	124,904	5,445,814
BB&T Corp.	48,630	2,033,707
KeyCorp.	46,990	1,608,938
New York Community Bancorp., Inc.	116,700	2,142,612
North Fork Bancorp., Inc.	85,040	2,329,245
PNC Financial Services Group	48,742	2,672,036
SunTrust Banks, Inc.	20,219	1,470,326
Wachovia Corp.	40,100	2,020,238
Washington Mutual, Inc.	66,100	2,807,928
		25,363,402
Capital Markets 2.5%
Morgan Stanley	74,200	3,936,310
Diversified Financial Services 5.4%
Citigroup, Inc.	115,133	5,008,286
JPMorgan Chase & Co.	99,652	3,501,771
		8,510,057
Insurance 2.4%
Lincoln National Corp.	46,700	2,255,610
Montpelier Re Holdings Ltd.	42,200	1,515,824
		3,771,434
Real Estate 4.2%
American Financial Realty Trust (REIT)	93,800	1,350,720
Host Marriott Corp. (REIT)	142,300	2,653,895
Liberty Property Trust (REIT)	28,800	1,292,544
Ventas, Inc. (REIT)	41,400	1,336,806
		6,633,965
Health Care 9.0%
Health Care Equipment & Supplies 2.5%
Baxter International, Inc.	99,707	3,915,494
Pharmaceuticals 6.5%
Abbott Laboratories	16,579	773,079
Bristol-Myers Squibb Co.	101,346	2,531,623
Merck & Co., Inc.	52,030	1,616,052
Pfizer, Inc.	92,500	2,451,250
Wyeth	64,360	2,944,470
		10,316,474
Industrials 5.7%
Aerospace & Defense 2.4%
Honeywell International, Inc.	96,659	3,796,765
Commercial Services & Supplies 0.9%
Deluxe Corp.	35,400	1,416,000
Electrical Equipment 0.6%
Emerson Electric Co.	16,186	1,065,039
Industrial Conglomerates 1.8%
General Electric Co.	55,418	1,911,921
Textron, Inc.	12,109	898,125
		2,810,046
Information Technology 9.0%
Communications Equipment 1.8%
Nokia Oyj (ADR)	184,200	2,937,990
Computers & Peripherals 1.6%
Hewlett-Packard Co.	104,548	2,573,972
IT Consulting & Services 1.3%
Automatic Data Processing, Inc.	19,000	843,790
Unisys Corp.*	177,300	1,147,131
		1,990,921
Semiconductors & Semiconductor Equipment 2.5%
Intel Corp.	67,983	1,845,058
Texas Instruments, Inc.	68,484	2,175,052
		4,020,110
Software 1.8%
Microsoft Corp.	109,100	2,794,051
Materials 4.2%
Chemicals 2.4%
Dow Chemical Co.	46,705	2,239,505
PPG Industries, Inc.	24,215	1,574,701
		3,814,206
Containers & Packaging 1.8%
Packaging Corp. of America	91,500	1,944,375
Sonoco Products Co.	32,048	890,935
		2,835,310
Telecommunication Services 5.2%
Diversified Telecommunication Services
AT&T Corp.	84,100	1,665,180
BellSouth Corp.	39,300	1,084,680
Citizens Communications Co.	237,900	3,126,006
Verizon Communications, Inc.	67,100	2,296,833
		8,172,699
Utilities 5.1%
Electric Utilities 3.3%
FPL Group, Inc.	44,218	1,906,680
Progress Energy, Inc.	37,700	1,681,797
Southern Co.	46,416	1,624,096
		5,212,573
Multi-Utilities 1.8%
Ameren Corp.	18,400	1,023,408
DTE Energy Co.	38,879	1,827,313
		2,850,721
Total Common Stocks (Cost $131,217,185)		140,387,736

Open End Investment Companies 9.0%
Scudder Fixed Income Fund (c)	649,161	7,075,854
Scudder High Income Fund (c)	1,317,013	7,269,911
Total Open End Investment Companies (Cost $14,382,279)		14,345,765

Cash Equivalents 1.6%
Scudder Cash Management QP Trust, 3.34% (b) (Cost $2,567,761)	2,567,761	2,567,761
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $148,167,225) (a)	99.3	157,301,262
Other Assets and Liabilities, Net	0.7	1,033,247
Net Assets	100.0	158,334,509

* Non income producing security

(a) The cost for federal income tax purposes was $148,412,023. At July 31, 2005, net unrealized appreciation for all securities based on tax cost was $8,889,239. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,638,778 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,749,539.

(b) Scudder Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Scudder Fixed Income Fund and Scudder High Income Fund are managed by Deutsche Asset Management, Inc.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2005
Assets
Investments: Investments in securities, at value (cost $131,217,185)	$ 140,387,736
Investment in Scudder Fixed Income Fund (cost $7,096,071)	7,075,854
Investment in Scudder High Income Fund (cost $7,286,208)	7,269,911
Investment in Scudder Cash Management QP Trust, at value (cost $2,567,761)	2,567,761
Total investments in securities, at value (cost $148,167,225)	157,301,262
Cash	10,000
Receivable for investments sold	1,431,964
Receivable for Fund shares sold	448,777
Dividends receivable	364,484
Interest receivable	7,976
Other assets	16,474
Total assets	159,580,937
Liabilities
Payable for investments purchased	500,124
Payable for Fund shares redeemed	521,979
Accrued management fee	84,207
Other accrued expenses and payables	140,118
Total liabilities	1,246,428
Net assets, at value	$ 158,334,509
Net Assets
Net assets consist of: Undistributed net investment income	173,225
Net unrealized appreciation (depreciation) on investments	9,134,037
Accumulated net realized gain (loss)	6,181,235
Paid-in capital	142,846,012
Net assets, at value	$ 158,334,509

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($83,599,383 ÷ 6,897,964 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.12
Maximum offering price per share (100 ÷ 94.25 of $12.12)	$ 12.86

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($23,377,524 ÷ 1,929,434 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 12.12

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($48,555,026 ÷ 4,010,537 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 12.11
Class S Net Asset Value, offering and redemption price(a) per share ($675,210 ÷ 55,657 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.13
Institutional Class Net Asset Value, offering and redemption price(a) per share ($2,127,366 ÷ 175,296 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.14

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended July 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $29,641)	$ 5,268,632
Dividends from affiliated investment companies	972,512
Interest — Scudder Cash Management QP Trust	64,592
Total Income	6,305,736
Expenses: Management fee	1,049,402
Services to shareholders	202,720
Custodian and accounting fees	178,972
Distribution service fees	884,063
Auditing	33,718
Legal	4,731
Trustees' fees and expenses	6,710
Reports to shareholders	42,974
Registration fees	74,676
Other	12,129
Total expenses before expense reductions	2,490,095
Expense reductions	(505,689)
Total expenses, after expense reductions	1,984,406
Net investment income	4,321,330
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	6,551,706
Capital gain distributions from affiliated investment companies	23,419
6,575,125
Net unrealized appreciation (depreciation) during the period on investments	7,974,546
Net gain (loss) on investment transactions	14,549,671
Net increase (decrease) in net assets resulting from operations	$ 18,871,001

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended July 31, 2005	For the Period August 29, 2003 (commencement of operations) to July 31, 2004
Operations: Net investment income	$ 4,321,330	$ 1,610,655
Net realized gain (loss) on investment transactions	6,575,125	1,399,071
Net unrealized appreciation (depreciation) during the period on investment transactions	7,974,546	1,159,491
Net increase (decrease) in net assets resulting from operations	18,871,001	4,169,217
Distributions to shareholders from: Net investment income: Class A	(2,521,820)	(808,838)
Class B	(524,076)	(124,550)
Class C	(1,226,957)	(347,235)
Class S	(8,685)	—
Institutional Class	(59,109)	(30,833)
From net realized gains: Class A	(963,623)	—
Class B	(270,830)	—
Class C	(653,839)	—
Class S	(579)	—
Institutional Class	(18,788)	—
Fund share transactions: Proceeds from shares sold	39,393,851	141,376,564
Reinvestment of distributions	4,558,859	943,248
Cost of shares redeemed	(34,730,218)	(13,689,416)
Redemption fees	1,165	—
Net increase (decrease) in net assets from Fund share transactions	9,223,657	128,630,396
Increase (decrease) in net assets	21,846,352	131,488,157
Net assets at beginning of period	136,488,157	5,000,000
Net assets at end of period (including undistributed net investment income of $173,225 and $299,393, respectively)	$ 158,334,509	$ 136,488,157

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended July 31,	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.11	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.39	.25
Net realized and unrealized gain (loss) on investment transactions	1.16	1.04
Total from investment operations	1.55	1.29
Less distributions from: Net investment income	(.39)	(.18)
Net realized gain on investment transactions	(.15)	—
Total distributions	(.54)	(.18)
Redemption fees	.00***	—
Net asset value, end of period	$ 12.12	$ 11.11
Total Return (%)[c,d]	14.35	12.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	84	70
Ratio of expenses before expense reductions (%)	1.32	1.32*
Ratio of expenses after expense reductions (%)	.95	.95*
Ratio of net investment income (loss) (%)	3.29	2.60*
Portfolio turnover rate (%)	67	17*

[a] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended July 31,	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.10	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.29	.17
Net realized and unrealized gain (loss) on investment transactions	1.17	1.04
Total from investment operations	1.46	1.21
Less distributions from: Net investment income	(.29)	(.11)
Net realized gain on investment transactions	(.15)	—
Total distributions	(.44)	(.11)
Redemption fees	.00***	—
Net asset value, end of period	$ 12.12	$ 11.10
Total Return (%)[c,d]	13.39	12.13**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	18
Ratio of expenses before expense reductions (%)	2.09	2.10*
Ration of expenses after expense reductions (%)	1.77	1.77*
Ratio of net investment income (loss) (%)	2.47	1.78*
Portfolio turnover rate (%)	67	17*

[a] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended July 31,	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.09	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.29	.17
Net realized and unrealized gain (loss) on investment transactions	1.17	1.03
Total from investment operations	1.46	1.20
Less distributions from: Net investment income	(.29)	(.11)
Net realized gain on investment transactions	(.15)	—
Total distributions	(.44)	(.11)
Redemption fees	.00***	—
Net asset value, end of period	$ 12.11	$ 11.09
Total Return (%)[c,d]	13.41	12.04**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	49	46
Ratio of expenses before expense reductions (%)	2.08	2.07*
Ratio of expense after expense reductions (%)	1.76	1.76*
Ratio of net investment income (loss) (%)	2.48	1.79*
Portfolio turnover rate (%)	67	17*

[a] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.99
Income (loss) from investment operations: Net investment income (loss)[b]	.26
Net realized and unrealized gain (loss) on investment transactions	.35
Total from investment operations	.61
Less distributions from: Net investment income	(.32)
Net realized gain on investment transactions	(.15)
Total distributions	(.47)
Redemption fees	.00***
Net asset value, end of period	$ 12.13
Total Return (%)[c]	5.27**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.68
Ratio of expenses before expense reductions (%)	1.42*
Ratio of expense after expense reductions (%)	.95*
Ratio of net investment income (loss) (%)	3.22*
Portfolio turnover rate (%)	67

[a] For the period December 1, 2004 (commencement of operations of Class S shares) to July 31, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class
Years Ended July 31,	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.12	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.37	0.24
Net realized and unrealized gain (loss) on investment transactions	1.19	1.05
Total from investment operations	1.56	1.29
Less distributions from: Net investment income	(.39)	(.17)
Net realized gain on investment transactions	(.15)	—
Total distributions	(.54)	(.17)
Redemption fees	.00***	—
Net asset value, end of period	$ 12.14	$ 11.12
Total Return (%)[c]	14.27	12.95**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2
Ratio of expenses before expense reductions (%)	1.12	1.05
Ratio of expenses after expense reductions (%)	1.05	1.05*
Ratio of net investment income (loss) (%)	3.19	2.50*
Portfolio turnover rate (%)	67	17*

[a] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Tax Advantaged Dividend Fund (the "Fund") is a diversified series of Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charge and have lowered ongoing expenses than other classes. On December 1, 2004, the Fund commenced offering Class S shares which are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income is declared and distributed, if any, to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 2,011,428
Undistributed long-term capital gains	$ 4,587,831
Capital loss carryforwards	$ —
Net unrealized appreciation (depreciation) on investments	$ 8,889,239

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Year Ended July 31,
	2005	2004
Distributions from ordinary income*	$ 6,000,310	$ 1,311,456
Distributions from long-term capital gains	$ 247,996	$ —

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended July 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $103,853,969 and $97,021,471, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000, 0.70% of the next $1,500,000,000, 0.68% of the next $2,500,000,000, 0.65% of the next $2,500,000,000, 0.64% of the next $2,500,000,000, 0.63% of the next $2,500,000,000 and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. The Fund did not impose a portion of its advisory fees by an amount equal to the amount of management fee borne by the Fund as a shareholder of such other affiliated mutual funds.

For the year ended July 31, 2005, the Advisor contractually agreed to waive its fees or reimburse expenses (excluding taxes, interest, brokerage and extraordinary expenses) to the extent necessary to maintain the annualized expenses of each class as follows:

Class A	0.95%
Class B	1.77%
Class C	1.76%
Class S	0.95%
Institutional Class	1.05%

Accordingly, for the year ended July 31, 2005, the Advisor waived $20,644 of its Advisory fee, which was equivalent to an annual effective rate of 0.69% of the Fund's average net assets.

Accounting Fees. Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended July 31, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $165,821, of which $28,951 was unpaid.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for Class A, B, C and Institutional Class shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended July 31, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at July 31, 2005
Class A	$ 86,376	$ 86,376	$ —
Class B	26,142	26,142	—
Class C	50,234	50,234	—
Class S	1,251	1,251	—
Institutional Class	3,031	972	—
	$ 167,034	$ 164,975	$ —

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended July 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at July 31, 2005
Class B	$ 157,512	$ 14,765
Class C	369,863	31,266
	$ 527,375	$ 46,031

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annualized rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at July 31, 2005	Annual Effective Rate
Class A	$ 182,997	$ 182,997	$ —	.00%
Class B	50,404	37,243	—	.06%
Class C	123,287	96,060	—	.06%
	$ 356,688	$ 316,300	$ —

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended July 31, 2005 aggregated $45,091.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended July 31, 2005, the CDSC for Class B and C shares aggregated $38,986 and $19,646, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended July 31, 2005, SDI received $1,519.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended July 31, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $19,480, of which $5,760 is unpaid at July 31, 2005.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other. To gain exposure to debt securities, the Fund may purchase debt securities directly or invest in the Scudder Fixed Income Fund and the Scudder High Income Fund, affiliated mutual funds. The Advisor does not impose a portion of its Advisory fee by an amount equal to the amount of management fee borne by the Fund as a shareholder of the Scudder Fixed Income Fund and the Scudder High Income Fund. Distributions from the Scudder Fixed Income Fund and the Scudder High Income Fund to the Fund for the year ended July 31, 2005 were as follows:

Distributions from:	Scudder Fixed Income Fund	Scudder High Income Fund
Income	$ 195,122	$ 777,390
Capital Gains	23,419	—
	$ 218,541	$ 777,390

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated Fund's investments in the QP Trust.

D. Expense Reductions

For the year ended July 31, 2005, the Advisor agreed to reimburse the Fund $3,617, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2005, the custodian fee was reduced by $153 for custodian credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended July 31, 2005		Period Ended July 31, 2004*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,019,241	$ 23,775,499	6,732,340	$ 73,570,473
Class B	454,997	5,344,055	1,660,472	18,165,711
Class C	728,498	8,561,425	4,330,352	47,335,277
Class S**	61,034	725,905	—	—
Institutional Class	83,523	986,967	207,634	2,305,103
		$ 39,393,851		$ 141,376,564
Shares issued to shareholders in reinvestment of distributions
Class A	225,616	$ 2,642,373	54,306	$ 602,162
Class B	53,310	625,381	8,626	95,742
Class C	102,926	1,206,535	19,623	217,286
Class S**	709	8,385	—	—
Institutional Class	6,513	76,185	2,531	28,058
		$ 4,558,859		$ 943,248
Shares redeemed
Class A	(1,632,837)	$ (19,064,852)	(625,702)	$ (6,979,880)
Class B	(189,539)	(2,236,005)	(183,432)	(2,064,314)
Class C	(1,009,699)	(11,914,192)	(286,163)	(3,199,047)
Class S**	(6,086)	(72,147)	—	—
Institutional Class	(122,428)	(1,443,022)	(127,477)	(1,446,175)
		$ (34,730,218)		$ (13,689,416)
Redemption fees		$ 1,165		$ —
Net increase (decrease)
Class A	612,020	$ 7,353,620	6,160,944	$ 67,192,755
Class B	318,768	3,733,597	1,485,666	16,197,139
Class C	(178,275)	(2,145,851)	4,063,812	44,353,516
Class S**	55,657	662,147	—	—
Institutional Class	(32,392)	(379,856)	82,688	886,986
		$ 9,223,657		$ 128,630,396
Initial Capital
Class A	—	$ —	125,000	$ 1,250,000
Class B	—	—	125,000	1,250,000
Class C	—	—	125,000	1,250,000
Institutional Class	—	—	125,000	1,250,000
		$ —		$ 5,000,000

* For the period from August 29, 2003 (commencement of operations of Class A, B, C and Institutional shares) to July 31, 2004.

** For the period from December 1, 2004 (commencement of operations of Class S shares) to July 31, 2005.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Scudder Tax Advantaged Dividend Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Tax Advantaged Dividend Fund (the "Fund") at July 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts September 20, 2005	PricewaterhouseCoopers LLP
Tax Information (Unaudited)

The Fund paid distributions of $0.02 per share from net long-term capital gains during its year ended July 31, 2005, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $5,200,000 as capital gain dividends for its year ended July 31, 2005, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended July 31, 2005, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $6,291,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of July 31, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Fund may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization)	42
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	42
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	42
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	42
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	42
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present

Managing Director[3], Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

John Millette (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, since 2005

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Vice President[3], Deutsche Asset Management
Daniel O. Hirsch[5] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management
Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Executive title, not a board directorship.

4 Address: 345 Park Avenue, New York, New York 10154.

5 Address: One South Street, Baltimore, Maryland 21202.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B, C and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SDDAX	SDDBX	SDDCX	SDDGX
CUSIP Number	920390754	920390747	920390739	920390721
Fund Number	290	390	690	790

For shareholders of Class S

Scudder Class S Shareholders
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SDDSX
Fund Number	490
Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, July 31, 2005, Value Equity Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its
Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Keith R. Fox, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Fox's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                      SCUDDER TAX ADVANTAGED DIVIDEND FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

        Services that the Fund's Independent Registered Public Accounting
                            Firm Billed to the Fund

--------------------------------------------------------------------------------
Fiscal
 Year        Audit Fees     Audit-Related      Other Fees          All Other
 Ended        Billed         Fees Billed         Billed          Fees Billed
July 31      to Fund          to Fund            to Fund            to Fund
--------------------------------------------------------------------------------
2005           $31,000           $225           $6,900                  $0
--------------------------------------------------------------------------------
2004           $24,000           $185           $6,900                  $0
--------------------------------------------------------------------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

  Services that the Fund's Independent Registered Public Accounting Firm Billed
              to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                 Audit-Related                               All Other
                  Fees Billed             Tax Fees             Fees
                  to Adviser             Billed to           Billed to
                      and                Adviser and       Adviser and
Fiscal            Affiliated             Affiliated         Affiliated
 Year                Fund                   Fund               Fund
 Ended              Service                Service            Service
July 31            Providers             Providers           Providers
--------------------------------------------------------------------------------
2005               $264,200              $136,355                 $0
--------------------------------------------------------------------------------
2004               $767,051                 $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                Total
                              Non-Audit
                                Fees
                              billed to
                             Adviser and
                             Affiliated             Total
                            Fund Service          Non-Audit
                             Providers          Fees billed to
                            (engagements         Adviser and
                              related             Affiliated
             Total         directly to the           Fund
           Non-Audit       operations and           Service
Fiscal       Fees             financial           Providers
 Year       Billed           reporting            (all other          Total of
 Ended     to Fund          of the Fund)         engagements)         (A), (B)
July 31       (A)                (B)                  (C)              and (C)
--------------------------------------------------------------------------------
2005        $6,900                $0               $89,635            $96,535
--------------------------------------------------------------------------------
2004        $6,900                $0             $1,584,295         $1,591,195
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Tax Advantaged Dividend Fund, a
                                    series of Value Equity Trust

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               September 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Tax Advantaged Dividend Fund, a
                                    series of Value Equity Trust

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               September 28, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               September 28, 2005